Exhibit 99.1

               EPIQ Systems, Inc. Announces Third Quarter Results

   KANSAS CITY, Kan.--(BUSINESS WIRE)--Oct. 26, 2004--EPIQ Systems, Inc. (NASDAQ: EPIQ)

   Note: A telephone conference call and web cast will be held at 3:30 p.m. central time today (October 26, 2004) to further discuss this announcement. The toll-free dial in number for this call is 1-800-473-6123. This call can also be accessed on the company's website at www.epiqsystems.com. A supplemental slide presentation is available from the website. A digital replay of the call will be available until November 23, 2004 by dialing 1-877-519-4471 (pass code: 5293967). The archived web cast will be available on the company's website.

   EPIQ Systems, Inc. (NASDAQ: EPIQ) today reported results of operations for the third quarter of 2004, with quarterly operating revenue growth of 73% versus prior year. Net income from continuing operations for the quarter of $2.2 million, $0.12 per diluted share, includes the net after tax effect of acquisition related intangible expenses totaling $1.2 million, amortization and write-off of capitalized loan fees of $0.8 million and non-cash mark-to-market expense/convertible debt accretion related to the convertible debt embedded option of $0.2 million, which combined result in $0.12 per diluted share. Non-GAAP net income and Non-GAAP Adjusted EBITDA, both as defined below, were $4.3 million and $10.2 million respectively for the quarter. Diluted weighted average shares outstanding were 18.3 million for both the quarter and the nine-month period ended September 30, 2004.
   Financial highlights from continuing operations for the quarter ended September 30, 2004, compared to the same period last year include:

   -- Operating revenue (total revenue less reimbursed expenses) increased 73% to $28.7 million from $16.6 million. Case management revenue increased 33% and document management revenue increased 210%.

   --  Operating income was $6.3 million compared to $6.9 million.
        Operating income includes $2.0 million of acquisition intangible amortization expense compared to $1.0 million last year.

   -- Net income from continuing operations was $2.2 million compared to $4.2 million and net income from continuing operations per diluted share was $0.12 versus $0.23. Net income includes net after tax expenses of $1.2 million for amortization of acquisition related intangibles compared to $0.6 million last year and $1.5 million of expenses related to financing, which include interest expense, amortization and write-off of capitalized loan fees and embedded option mark-to-market expense/convertible debt accretion, compared to minimal financing related expense for the year ago quarter.

   -- Non-GAAP net income (net income plus amortization of acquisition related intangibles, acquisition related expense, amortization and write-off of capitalized loan fees and embedded option mark-to-market expense/convertible debt accretion, all net after tax) was $4.3 million compared to $4.8 million last year. Non-GAAP net income per share was $0.24 versus $0.26. A reconciliation statement is attached.

   -- Non-GAAP adjusted earnings before expenses related to interest/financing, taxes, depreciation, amortization and acquisition related expenses (Non-GAAP Adjusted EBITDA) increased 13% to $10.2 million compared to $9.0 million for the year ago quarter. A reconciliation statement is attached.

   -- Net cash provided by operating activities increased 4% to $5.1 million compared to $4.9 million last year.

   Financial highlights from continuing operations for the nine-month period ended September 30, 2004, compared to the same period last year include:

   -- Operating revenue (total revenue less reimbursed expenses) increased 78% to $81.2 million from $45.6 million. Case management revenue increased 40% and document management revenue increased 232%.

   --  Operating income was $18.2 million compared to $17.9 million.
        Operating income includes $5.7 million of acquisition intangible amortization expense compared to $2.6 million last year and $2.2 million of acquisition related expense versus $1.5 million last year.

   -- Net income from continuing operations was $7.1 million compared to $10.8 million and net income from continuing operations per diluted share was $0.39 versus $0.59. Net income includes net after tax expenses of $3.4 million for amortization of acquisition related intangibles compared to $1.6 million last year, $1.3 million of acquisition related expense compared to $0.9 million last year and $3.6 million of expenses related to financing compared to minimal interest income last year.

   -- Non-GAAP net income (net income plus amortization of acquisition related intangibles, acquisition related expense, amortization and write-off of capitalized loan fees and embedded option mark-to-market expense/convertible debt accretion, all net after tax) was $13.7 million compared to $13.2 million last year. Non-GAAP net income per share was $0.75 versus $0.72. A reconciliation statement is attached.

   -- Non-GAAP adjusted earnings before expenses related to interest/financing, taxes, depreciation, amortization and acquisition related expenses (Non-GAAP Adjusted EBITDA) increased 22% to $30.9 million compared to $25.3 million last year. A reconciliation statement is attached.

   -- Net cash provided by operating activities increased 65% to $20.4 million compared to $12.3 million last year.

   Recent key events for the company include:

   --  Forbes magazine ranked EPIQ Systems #37 on the 200 Best Small
        Companies list. This marks the Company's fifth consecutive appearance on this list.

   --  In August, EPIQ Systems formed a new subsidiary, Financial
        Balloting Group (FBG). Based in New York, FBG offers specialty balloting and voting support services for Chapter 11 reorganization plans.

   -- During July EPIQ Systems entered into a new $75 million four-year senior credit facility replacing the former credit facility which was repaid in full and terminated. The new facility provides a more favorable amortization schedule and interest rates and offers additional cash availability for future business expansion.

   Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and chief operating officer of EPIQ Systems, commented, "We are very pleased to be included in the Forbes Best 200 Companies in America list for the fifth consecutive year. During the third quarter, we had particularly strong revenue performance from recurring Chapter 7 deposit fees, and we expanded the business organically into Chapter 11 balloting administration with the opening of our new subsidiary, Financial Balloting Group. Rising interest rates and high debt levels can be key factors in the growth of the market for bankruptcy services."

   EPIQ Systems provides an advanced offering of integrated technology-based products and services for fiduciary management and claims administration applications. Our solutions enable clients to optimize the administration of large and complex bankruptcy, class action, mass tort, and other similar legal proceedings. EPIQ Systems clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise and a high service capacity. We provide clients a packaged offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements. For more information, visit us online at www.epiqsystems.com.

   Forward-Looking Statement Disclaimer: This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of operations and financial condition of the Company. These forward-looking statements are based on the Company's current expectations and may be identified by terms such as "goal" and "objective". Because those statements are subject to a number of risks, actual results may differ materially from those expressed or implied in this presentation. These risks include (1) any material changes in our total number of bankruptcy trustees and cases, (2) any material changes in our Chapter 7 deposits, the services required by our Chapter 11, Chapter 13, class action or mass tort cases, or the number of cases processed by our Chapter 13 bankruptcy trustee customers, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (4) our reliance on and the previously-announced change in our marketing arrangement and pricing arrangements with Bank of America for Chapter 7 revenue,
(5) future bankruptcy, class action, or mass tort legislation, (6) risks associated with the integration of acquisitions into our existing business operations, (7) risks associated with the significant new indebtedness we incurred in 2004, (8) a decline in the business of Poorman-Douglas Corporation, and (9) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.



                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (In thousands, except per share data)
                              (Unaudited)

                               Three months ended   Nine months ended
                                  September 30,       September 30,
                              --------------------- ------------------
                                 2004       2003       2004     2003
                              ---------- ---------- --------- --------

REVENUE:
   Case management              $16,980    $12,807   $51,278  $36,569
   Document management           11,671      3,761    29,961    9,034
                              ---------- ---------- --------- --------
      Operating revenue          28,651     16,568    81,239   45,603
   Reimbursed expenses            7,043      1,807    15,375    3,931
                              ---------- ---------- --------- --------
      Total Revenue              35,694     18,375    96,614   49,534
                              ---------- ---------- --------- --------

OPERATING EXPENSES:
   Direct costs                  18,533      4,663    46,509   11,731
   General and administrative     6,998      4,730    19,209   12,505
   Depreciation and software
    amortization                  1,804      1,071     4,763    3,282
   Amortization of
    identifiable intangible
    assets                        2,032        976     5,744    2,634
   Acquisition related               16          -     2,197    1,485
                              ---------- ---------- --------- --------
      Total Operating Expenses   29,383     11,440    78,422   31,637
                              ---------- ---------- --------- --------

INCOME FROM OPERATIONS            6,311      6,935    18,192   17,897

EXPENSES RELATED TO FINANCING:
      Interest expense, net of
       interest income            1,621          3     5,084      (70)
      Loan fee write-off            995          -       995        -
                              ---------- ---------- --------- --------
       Net Expenses Related to
        Financing                 2,616          3     6,079      (70)
                              ---------- ---------- --------- --------

INCOME FROM CONTINUING
 OPERATIONS  BEFORE INCOME
 TAXES                            3,695      6,932    12,113   17,967

PROVISION FOR INCOME TAXES        1,534      2,727     4,968    7,210
                              ---------- ---------- --------- --------
NET INCOME FROM CONTINUING
 OPERATIONS                       2,161      4,205     7,145   10,757

NET INCOME (LOSS) FROM
 DISCONTINUED OPERATIONS            (77)      (279)      668     (911)
                              ---------- ---------- --------- --------

NET INCOME                       $2,084     $3,926    $7,813   $9,846
                              ========== ========== ========= ========

NET INCOME PER SHARE
 INFORMATION:
     Income per share -
      Diluted
       Income from continuing
        operations                $0.12      $0.23     $0.39    $0.59
       Gain (loss) from
        discontinued
        operations                (0.01)     (0.02)     0.04    (0.05)
                              ---------- ---------- --------- --------
 NET INCOME PER SHARE -
  DILUTED                         $0.11      $0.21     $0.43    $0.54
                              ========== ========== ========= ========

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED           18,278     18,391    18,251   18,262
                              ========== ========== ========= ========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEET
                          SEPTEMBER 30, 2004
                            (In thousands)
                             (Unaudited)

                                                  September 30, 2004
                                                ----------------------
                     ASSETS
 CURRENT ASSETS:
  Cash and cash equivalents                                   $10,526
   Trade receivables, less allowance for
    doubtful accounts of $893                                  22,071
  Prepaid expenses                                              2,822
  Deferred income taxes                                         5,663
  Other current assets                                          1,927
                                                ----------------------
        Total Current Assets                                   43,009

 LONG-TERM ASSETS:
  Property and equipment, net                                  21,001
  Software development costs, net                               5,835
  Goodwill                                                    148,215
  Other intangibles, net of accumulated
   amortization of $9,994                                      26,080
  Other                                                         2,234
                                                ----------------------
        Total Long-term Assets                                203,365
                                                ----------------------

 Total Assets                                                $246,374
                                                ======================

      LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES:
  Accounts payable                                             $4,197
  Customer deposits                                             2,513
  Other accrued expenses                                        2,346
  Current maturities of long-term obligations                   7,611
                                                ----------------------
        Total Current Liabilities                              16,667

 LONG-TERM LIABILITIES:
  Deferred income taxes                                         9,780
  Long-term obligations (excluding current
   maturities)                                                 82,100
                                                ----------------------
        Total Long-term Liabilities                            91,880

 STOCKHOLDERS' EQUITY                                         137,827
                                                ----------------------

 Total Liabilities and Stockholders' Equity                  $246,374
                                                ======================




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
        RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
           TO NON-GAAP NET INCOME FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                                     THREE-MONTHS      NINE-MONTHS
                                         ENDED             ENDED
                                     September 30,     September 30,
                                     2004     2003    2004     2003
                                   --------- ------- -------- --------

NET INCOME FROM CONTINUING
 OPERATIONS                          $2,161  $4,205   $7,145  $10,757

Plus (net of tax):
    Amortization of acquisition
     intangibles                      1,189     592    3,389    1,578
    Acquisition related expense           9       -    1,296      890
    Amortization/write-off -
     capitalized loan fees              782       -    1,670        -
    Non-cash embedded option
     charges                            194       -      194        -
                                   --------- ------- -------- --------
                                      2,174     592    6,549    2,468
                                   --------- ------- -------- --------

NON-GAAP  NET INCOME FROM
CONTINUING OPERATIONS                $4,335  $4,797  $13,694  $13,225
                                   ========= ======= ======== ========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
   RECONCILIATION OF NET INCOME PER SHARE FROM CONTINUING OPERATIONS
      TO NON-GAAP NET INCOME PER SHARE FROM CONTINUING OPERATIONS
                              (Unaudited)

                                        THREE-MONTHS    NINE-MONTHS
                                            ENDED           ENDED
                                        September 30,   September 30,
                                         2004   2003     2004    2003
                                       -------- ------ ------- -------

NET INCOME PER SHARE FROM CONTINUING
OPERATIONS (on a diluted basis)          $0.12  $0.23   $0.39   $0.59

Plus (net of tax):
    Amortization of acquisition
     intangibles                          0.07   0.03    0.19    0.08
    Acquisition related expense              -      -    0.07    0.05
    Amortization/write-off -
     capitalized loan fees                0.04      -    0.09       -
    Non-cash embedded option charges      0.01      -    0.01       -
                                       -------- ------ ------- -------
                                          0.12   0.03    0.36    0.13
                                       -------- ------ ------- -------

NON-GAAP  NET INCOME PER SHARE  FROM
CONTINUING OPERATIONS (on a diluted
 basis)                                  $0.24  $0.26   $0.75   $0.72
                                       ======== ====== ======= =======




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
          NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                                  THREE-MONTHS ENDED NINE-MONTHS ENDED
                                    September 30,      September 30,
                                    2004     2003     2004     2003
                                  --------- -------- -------- --------

NET INCOME FROM CONTINUING
 OPERATIONS                         $2,161   $4,205   $7,145  $10,757

    Acquisition related expense         16        -    2,197    1,485
    Depreciation and amortization    3,836    2,047   10,507    5,916
    Expenses related to financing    2,616        3    6,079      (70)
    Provision for income taxes       1,534    2,727    4,968    7,210
                                  --------- -------- -------- --------
                                     8,002    4,777   23,751   14,541
                                  --------- -------- -------- --------

NON-GAAP ADJUSTED EBITDA FROM
CONTINUING OPERATIONS              $10,163   $8,982  $30,896  $25,298
                                  ========= ======== ======== ========




    CONTACT: EPIQ Systems, Inc.
             For more information:
             Peggy Leinen
             913-621-9500
             Website: www.epiqsystems.com